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                                                                      EXHIBIT 23



                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Company's Registration Statements on Form S-8 (Nos. 2-96616, 33-677, 2-83297, 33-17875,
33-25396, 33-25674, 33-19911, 333-02033, 333-61073, 333-73205, 333-42246 and
333-92141) of our report dated June 4, 2001 appearing on page 1 of the Ralston Purina Company Savings Investment Plan's Annual Report on Form 11-K for the year ended December 31, 2000.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
St. Louis, Missouri
June 28, 2001